SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 29, 2007

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 29, 2007, the compensation committee of the board of directors of Bryn Mawr Bank Corporation (the “Corporation”) granted non-qualified stock options to the executive officers and directors named below under the Bryn Mawr Bank Corporation’s 2007 Long-Term Incentive Plan (the “Plan”). The Plan was approved by the Corporation’s shareholders. The Plan is included in the Corporation’s report on Form 8-K as Exhibit 99.1 filed with the Securities and Exchange Commission on May 31, 2007.

Each option has an exercise price of $22.00 per share, the last sale price reported by the Nasdaq Global Market on August 28, 2007. Each option vests at the rate of 20% per year beginning August 29, 2008. Each option expires on August 29, 2017 if it is not exercised, forfeited or terminated.

The following executive officers received stock options for the number of shares listed:

Frederick C. Peters II, Chairman and Chief Executive Officer	-	18,000

J. Duncan Smith, Chief Financial Officer and Treasurer	-	9,000

Alison E. Gers, Executive Vice President	-	9,000

Joseph G. Keefer, Executive Vice President	-	9,000

Robert J. Ricciardi, Corporate Secretary and Executive Vice President	-	9,000

Matthew G. Waschull, Executive Vice President	-	9,000

Messrs. Smith, Keefer, Ricciardi and Waschull and Ms. Gers are Executive Vice Presidents of The Bryn Mawr Trust Company, the Corporation’s principal subsidiary.

The following directors received stock options for the number of shares listed:

Thomas L. Bennett	-	3,500

Andrea F. Gilbert	-	3,500

2

Wendell F. Holland	-	3,500

Scott M. Jenkins	-	3,500

David E. Lees	-	3,500

Francis J. Leto	-	3,500

Britton H. Murdoch	-	3,500

B. Loyall Taylor, Jr	-	3,500

Each of the stock options awarded to the executive officers is evidenced by a non-qualified stock option agreement for employees between the Corporation and the option holder in the form filed with this current report on Form 8-K as Exhibit 99.1. Each stock option awarded to the directors is evidenced by a non-qualified stock option agreement for non-employee directors between the Corporation and the option holder in the form filed with this current report on Form 8-K as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d)	99.1 Form of Bryn Mawr Bank Corporation Non-Qualified Stock Option Agreement Subject to the 2007 Long-Term Incentive Plan for Employees.

99.2 Form of Bryn Mawr Bank Corporation Non-Qualified Stock Option Agreement Subject to the 2007 Long-Term Incentive Plan for Non-Employee Directors.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: September 5, 2007

4

EXHIBIT INDEX

(d)	99.1 Form of Bryn Mawr Bank Corporation Non-Qualified Stock Option Agreement Subject to the 2007 Long-Term Incentive Plan for Employees.

99.2 Form of Bryn Mawr Bank Corporation Non-Qualified Stock Option Agreement Subject to the 2007 Long-Term Incentive Plan for Non-Employee Directors.

5